DECOMMISSIONING AND RESTORATION PROVISION	12 Months Ended
Dec. 31, 2019
DECOMMISSIONING AND RESTORATION PROVISION
DECOMMISSIONING AND RESTORATION PROVISION

12.         DECOMMISSIONING AND RESTORATION PROVISION

(a)  Reclamation bonds

In relation to the Brucejack Mine, the Company has $54 of restricted cash (2018 - $2,029) which includes $54 (2018 - $1,749) in the form of Guaranteed Investment Certificates and Letters of Credit as security deposits with various government agencies in relation to decommissioning and restoration provisions.

In support of the closure plan for the Brucejack Mine, the Company increased its reclamation security in 2019 through a surety bond by C$9,000,  for total surety bonds of C$31,700 in favour of the Ministry of Energy and Mines. The Company was not required to provide collateral for the surety bonds.

(b)  Decommissioning and restoration provision

The Company has a liability for remediation of current and past disturbances associated with the exploration, development and production activities at the Brucejack Mine. The decommissioning and restoration provision is as follows:

	For the year ended
	December 31,	December 31,
	2019	2018
Opening balance	$18,947	$18,436
Change in discount rate	2,028	215
Accretion of decommissioning and restoration provision	446	568
Settlement of decommissioning and restoration provision	(49)	—
Change in amount and timing of cash flows	(133)	(272)
Ending balance	$21,239	$18,947

For the year ended December 31, 2019, the provision increased due to a decrease in the discount rate. The Company used an inflation rate of 1.7% (2018 – 1.9%) and a discount rate of 1.5% (2018 – 2.4%) in calculating the estimated obligation. The liability for retirement and remediation on an undiscounted basis before inflation is $21,086 (2018 - $20,369). Most of the expected expenditures to settle the decommissioning and restoration provision are anticipated to occur after the end of the mine life.